SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2018

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03 - Material Modification to Rights of Security Holders.

The Board of Directors of Sitestar Corporation (the “Company”), previously approved, on March 29, 2018, a reverse stock split of all of the Company’s Common Stock, pursuant to which every 125 shares of Common Stock of the Company shall be reverse split, reconstituted and converted into one (1) share of Common Stock of the Company (the “Reverse Stock Split”).

To effectuate the aforesaid Reverse Stock Split, the Company filed on May 23, 2018 a Certificate of Change Pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 (the “Certificate of Change”) with the Secretary of State of the State of Nevada, with a specified effective filing date of June 1, 2018.  Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Sections 78.207 and 78.209, no stockholder approval was required.  A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Company submitted an Issuer Company Related Action Notification regarding the Reverse Stock Split to the Financial Industry Regulatory Authority (“FINRA”) on May 22, 2018.  Following receipt thereof, FINRA has requested additional information and documentation from the Company.  FINRA has not yet declared an effective date (the “FINRA Effective Date”) for the Reverse Stock Split in the marketplace.  Accordingly, while the Certificate of Change became effective under Nevada state corporate law on June 1, 2018, the Reverse Stock Split will not become effective as to shareholders or the marketplace until the FINRA Effective Date.  However, upon the FINRA Effective Date, shares of Common Stock of the Company will begin trading on a split-adjusted basis.

Effects of the Reverse Stock Split

Split Adjustment; No Fractional Shares. On the FINRA Effective Date, the total number of shares of the Company’s Common Stock held by each stockholder will convert automatically into the number of whole shares of Common Stock equal to (i) the number of shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) one hundred twenty five (125). No fractional shares will be issued, and no cash or other consideration will be paid.  Rather, any fraction of a share of Common Stock that otherwise would result from the Reverse Stock Split will be rounded up to the next whole share of Common Stock.  That is, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre- Reverse Stock Split shares of the Company’s Common Stock not evenly divisible by one hundred twenty five (125), will have the number of post-Reverse Stock Split shares of the Company’s Common Stock to which they are entitled rounded up to the next whole number of shares of the Company’s Common Stock.

Ownership Unchanged.  Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged except for minor adjustments resulting from the Company’s election to round up any fraction of a share of Common Stock that otherwise would have resulted from the Reverse Stock Split.  The rights and privileges of the holders of shares of Common Stock of the Company will be substantially unaffected by the Reverse Stock Split.

Capitalization.  Immediately prior to the Certificate of Change becoming effective, the aggregate number of shares which the Company had the authority to issue was Three Hundred Fifty Million (350,000,000) shares of Common Stock at $.001 par value, and Thirty Million (30,000,000) shares of Serial Preferred Stock at $.001 par value.  As a result of the Certificate of Change and Reverse Stock Split, the aggregate number of shares which the Company has the authority to issue is Two Million Eight Hundred Thousand (2,800,000) shares of Common Stock at $.125 par value, and Thirty Million (30,000,000) shares (unchanged) of Serial Preferred Stock at $.001 par value.

Certificates.  Stockholders who are holding their shares in electronic form do not have to take any action as the effect of the Reverse Stock Split will be automatically reflected in their accounts following the FINRA Effective Date. Following the FINRA Effective Date, stockholders holding paper stock certificates may (but are not required to) exchange their certificates for new stock certificates reflecting the terms of the Reverse Stock Split by contacting the Company’s transfer agent below.

Pacific Stock Transfer

6725 Via Austi Parkway

Suite 300

Las Vegas, Nevada 89119

Telephone: 800-785-7782

CUSIP Number and Trading Symbol.  Both the Company’s CUSIP number and the trading symbol for shares of Common Stock of the Company, which trade on the OTCQB Market of the OTC Markets Group Inc., will change on the FINRA Effective Date as a result of the Reverse Stock Split and, as reported below, the Company’s name change.  The new CUSIP number will be 293706 107.  The Company has requested that its new trading symbol be “ENDI”.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above regarding the Reverse Stock Split is incorporated herein by reference.

As previously reported under Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2018, the Company received, at its 2018 Annual Meeting of Shareholders held on May 19, 2018, approval from the holders of a majority of the outstanding shares of Common Stock of the Company to amend the Company’s Articles of Incorporation, as amended to date, to change the name of the Company from Sitestar Corporation to Enterprise Diversified, Inc.

To effectuate the aforesaid amendment and name change, the Company filed on May 23, 2018 a Certificate of Amendment to the Articles of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada, with a specified effective filing date of June 1, 2018. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The Company submitted an Issuer Company Related Action Notification regarding the Company’s name change to FINRA on May 22, 2018.  Following receipt thereof, FINRA has requested additional information and documentation from the Company.  FINRA has not yet declared the FINRA Effective Date for the Company’s name change in the marketplace.  Accordingly, while the Certificate of Amendment became effective under Nevada state corporate law on June 1, 2018, the Company’s name change will not become effective as to shareholders or the marketplace until the FINRA Effective Date.  However, upon the FINRA Effective Date, the name of the Company will be Enterprise Diversified, Inc.

Both the Company’s CUSIP number and the trading symbol for shares of Common Stock of the Company, which trade on the OTCQB Market of the OTC Markets Group Inc., will change on the FINRA Effective Date as a result of the Company’s name change and, as reported above, the Reverse Stock Split.  As reported above, the new CUSIP number will be 293706 107, and the Company has requested that its new trading symbol be “ENDI”.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Sitestar Corporation with the Secretary of State of the State of Nevada effective June 1, 2018

3.2	Certificate of Amendment to the Articles of Incorporation of Sitestar Corporation, as filed by Sitestar Corporation with the Secretary of State of the State of Nevada effective June 1, 2018

Exhibit Index

Exhibit No.	Exhibit Description
3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Sitestar Corporation with the Secretary of State of the State of Nevada effective June 1, 2018
3.2	Certificate of Amendment to the Articles of Incorporation of Sitestar Corporation, as filed by Sitestar Corporation with the Secretary of State of the State of Nevada effective June 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO